UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2006

BroadVision, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28252	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

585 Broadway, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 261-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 7, 2006, BroadVision, Inc. (the "Company") reported its results for the fiscal quarter ended September 30, 2006. A copy of the press release issued by the Company on December 7, 2006 concerning the foregoing results is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
99.1 Press Release dated December 7, 2006

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

December 12, 2006	By:	/s/ Pehong Chen

Name: Pehong Chen
Title: President, Chief Executive Officer and Interim Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 7, 2006